EXHIBIT 23.2


The Board of Directors
DENTSPLY International Inc.:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3.



                                                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
April 12, 1999